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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 5, 2001

                                   KEVCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         TEXAS                          000-21621              75-2666013
(STATE OF INCORPORATION)           (COMMISSION FILE NO.)      (IRS EMPLOYER
                                                             IDENTIFICATION NO.)

                               UNIVERSITY CENTER I
                            1300 S. UNIVERSITY DRIVE
                                    SUITE 200
                          FORT WORTH, TEXAS 76107-5734
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 885-0000




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     -  Press release of Kevco, Inc. (the "Company") dated February 5, 2001.


ITEM 9.  REGULATION FD DISCLOSURE

         On February 5, 2001, the Company issued a press release announcing a reorganization by the Company and that it has entered into an agreement concerning the a sale of a division by the Company. A copy of the release is filed herewith as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   KEVCO, INC


Date: February 5, 2001             By:  /s/ Joseph P. Tomczak
                                      ------------------------------------------
                                      Joseph P. Tomczak
                                      Executive Vice President and
                                      Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

99.1     -   Press release of the Company dated February 5, 2001.